UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2007

                         STONELEIGH ACQUISITION CORP.
         (Name of Small Business Issuer as specified in its charter)


           Delaware                  0-52328
(State or other jurisdiction of  (Commission File       (IRS Employer
 incorporation or organization)       Number)       Indentification Number)


                          818 SW 3rd Ave., Suite 141
                            Portland, Oregon 97204
            (Address of principal executive offices and zip code)

         Company's telephone number, including area code: 503-210-5378



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or before March 21, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated March 11, 2007 (the "Agreement"), Michael Nguyen of 818 SW 3rd Ave, Suite 141, Portland, Oregon, will purchase 1,390,000 shares (the "Shares") of Stoneleigh Acquisition Corp., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay, the sole shareholder, officer and director of the Company, in a private purchase transaction.

A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, Mr. Nguyen will purchase 1,390,000 shares of the Company's common stock from William Tay, the sole shareholder, officer and director of the Company. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. On or before March 21, 2007, Mr. Nguyen will pay $40,000 in cash to William Tay, for his shares. Immediately after the Closing, Mr. Nguyen will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on March 21, 2007 (the "Closing Date," as defined in the Agreement):

- William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective March 21, 2007.

- Tyroe Chhim will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of March 21, 2007.

- William Tay will then resign as a member of the Board of Directors of the Company.

In connection with this change in control, effective March 21, 2007, the Company's new address will be at 818 SW 3rd Ave, Suite 141, Portland, Oregon 97204.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


William Tay will resign as the Company's Director effective March 21, 2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective March 21, 2007.

Tyroe Chhim will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective on March 21, 2007

Michael Nguyen will be appointed as the Company's sole Director effective on March 21, 2007.

Michael Nguyen graduated from Portland State University with a BS in Business Administration. Since 2003, Michael Nguyen has been serving as the director & CEO of Nettel Holdings, Inc.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.


(b) Pro Forma Financial Information.

    None.


(c) Exhibits.


             10.1 Share Purchase Agreement dated as of March 11, 2007 between William Tay and Michael Nguyen.

             99.1   Resignation from William Tay dated March 21, 2007.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                       STONELEIGH ACQUISITION CORP.


                                       By: /s/ William Tay
                                       ------------------------------------
                                       Name:  William Tay
                                       Title: President and Chief executive
                                              Officer


Date: March 12, 2007